                                                                 EXHIBIT 10.19


                                  FOURTH AMENDMENT

     FOURTH AMENDMENT dated as of April 13, 1999 (this "AMENDMENT"), by and among LAMONTS APPAREL, INC., a Delaware corporation (the "BORROWER"), having its principal place of business at 12413 Willows Road N.E., Kirkland, WA 98034, BANKBOSTON, N.A. (f/k/a "The First National Bank of Boston"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "BANK"), and BANKBOSTON, N.A. (f/k/a "The First National Bank of Boston"), as Agent (the "AGENT") amending certain provisions of the Amended and Restated Debtor in Possession and Exit Financing Loan Agreement by and among the Borrower, the Bank, and the Agent dated as of September 26, 1997, as previously amended by a First Amendment dated as of January 8, 1998, a Second Amendment dated as of April 1, 1998, and a Third Amendment dated as of September 23, 1998 (as so amended, the "LOAN AGREEMENT"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

     WHEREAS, the Borrower has requested that the Bank agree to amend the terms of the Loan Agreement in certain respects; and

     WHEREAS, the Bank is willing to amend the terms of the Loan Agreement in such respects, upon the terms and subject to the conditions contained herein; and

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. AMENDMENT TO DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended as follows:

     DEFINITION OF "OPERATING CASH FLOW." Section 1.1 of the Loan Agreement is amended by inserting the following sentence following subparagraph (C) in the definition of the term "OPERATING CASH FLOW": "The deduction in the foregoing clause (iii) for cash payments shall not include, and there shall be no deduction from Operating Cash Flow for, cash payments made by the Borrower in connection with the acquisition, installation and lease financing of certain point of sale cash registers and associated systems and software (the so called "POS Register Project") as disclosed to the Agent."

     Section 2. AMENDMENT TO Section 10.3 OF THE LOAN AGREEMENT. Section 10.3 of the Loan Agreement is hereby amended as follows:

     MINIMUM/MAXIMUM INVENTORY FROM AND AFTER EXIT FACILITY DATE. Section 10.3(d) of the Loan Agreement is amended by deleting the dates and amounts on and following May 1, 1999 in the table in Section 10.3(d), and inserting in place thereof the following dates and amounts:


                Date                 Minimum Amount    Maximum Amount
                ----                 --------------    --------------
                May 1, 1999          $45,700,000       $53,700,000
                July 31, 1999        $47,800,000       $55,800,000
                November 6, 1999     $63,800,000       $71,800,000
                February 5, 2000     $44,900,000       $52,900,000

     Section 3. AMENDMENT TO EXHIBIT J. Exhibit J to the Loan Agreement is hereby amended as follows:

     EXHIBIT J (FORM OF COMPLIANCE CERTIFICATE AND WORKSHEET). Exhibit J of the Loan Agreement is hereby amended by deleting Exhibit J (Form of Compliance Certificate and Worksheet) thereof in its entirety and substituting in place thereof the Form of Compliance Certificate and Worksheet attached hereto as Exhibit J.

     Section 4. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents, warrants and covenants to the Agent as follows:

     (a) Each of the representations and warranties of the Borrower contained in the Loan Agreement or in any other Loan Documents was true and correct as of the date as of which it was made and is true and correct in all material respects as of the date of this Amendment except to the extent such representations and warranties expressly related to a prior date (in which case they shall be true and correct as of such earlier date); and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

     (b) This Amendment has been duly authorized, executed and delivered by the Borrower; and

     (c) This Amendment shall constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     Section 5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to satisfaction of the following conditions on or prior to April 23, 1999:

     (a) This Amendment shall have been duly executed and delivered by the Borrower, the Banks and the Agent.

     (b) The Agent shall have received written confirmation of approval of this Amendment executed by the Surety and written ratification of the Supplemental Guaranty (as defined in the Purchase and Guaranty Agreement) executed by the Guarantor (as defined in the Purchase and Guaranty Agreement), each in form and substance satisfactory to the Agent.

     (c) The Agent shall have received such other documents or instruments relating hereto as the Agent shall have reasonably requested.

     Section 6. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents, and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended hereby.

     Section 7. NO OTHER CHANGES; NO IMPLIED WAIVER. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall be unaffected hereby and shall continue in full force and effect, and nothing contained herein shall constitute a waiver by the Agent or any Bank of any right, remedy, Default, or Event of Default, or impair or otherwise affect any Obligations, any other obligations of the Borrower, or any right of the Agent or any Bank consequent thereon.

     Section 8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     Section 9. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                    LAMONTS APPAREL, INC.



                                    By:  /s/ Loren Rothschild
                                         ----------------------------------
                                         Name:  Loren Rothschild
                                         Title:  Vice Chairman


                                    BANKBOSTON, N.A., in its respective
                                    capacities as a Revolving Credit Bank
                                    and Agent


                                    By:  /s/ William J. Sherald
                                         ----------------------------------
                                         Name:  William J. Sherald
                                         Title:  Vice President


                                    BANKBOSTON, N.A., as Term Loan
                                    Lender


                                    By:  /s/ William J. Sherald
                                         ----------------------------------
                                         Name:  William J. Sherald
                                         Title:  Vice President


                                    THE CIT GROUP/BUSINESS CREDIT,
                                    INC., as a Revolving Credit Bank


                                    By:  /s/ Kelly Wu
                                         ----------------------------------
                                         Name:  Kelly Wu
                                         Title:  Assistant Vice President

                             CONFIRMATION OF THE SURETY
                                        AND
                                  OF THE GUARANTOR


     The Surety hereby confirms approval of the foregoing amendment in all respects and directs the Term Loan Lender to give its consent thereto. The Guarantor (as defined in the Purchase and Guaranty Agreement) hereby ratifies and confirms the Supplemental Guaranty (as defined in the Purchase and Guaranty Agreement) in all respects, and agrees that the Supplemental Guaranty, after giving effect to foregoing amendment, shall continue in full force and effect.


                                        SPECIALTY INVESTMENT I LLC


                                        By:  /s/ Alan R. Goldstein
                                             ----------------------------------

                                         Name:  Alan R. Goldstein
                                         Title:       CFO/SVP


                                         GORDON BROTHERS PARTNERS,
                                         INC.


                                         By:  /s/ Alan R. Goldstein
                                         ----------------------------------
                                         Name:  Alan R. Goldstein
                                         Title:  CFO/SVP